                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

                               ---------------

                                  FORM 8-K


                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 9, 1999



                    Park Place Entertainment Corporation
                    ------------------------------------
                        (Exact Name of Registrant as
                            Specified in Charter)



          Delaware                 0-14573              88-0400631
      ----------------          -----------          --------------
      (State or Other           (Commission            (IRS Employer
      Jurisdiction of               File              Identification
       Incorporation)              Number)                 No.)



                           3930 Howard Hughes Parkway
                            Las Vegas, Nevada 89109
                           --------------------------
                             (Address of Principal
                               Executive Offices)



                              (702) 699-5000
                        ----------------------------
                          (Registrant's telephone
                        number, including area code)

ITEM 5.   OTHER EVENTS.

       (a) Registrant has entered into a Purchase Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Deutsche Bank Securities Inc., SG Cowen Securities Corporation, Scotia Capital (USA) Inc., BNY Capital Markets, Inc., First Union Securities, Inc., PNC Capital Markets, Inc., Bear, Stearns & Co. Inc. and Norwest Investment Services, Inc., attached hereto as Exhibit 1.01.

            The terms of the Registrant's $400,000,000 aggregate principal amount 8 1/2% Senior Notes due 2006 have been established as set forth in the Officers' Certificate, attached hereto as Exhibit 99.01. The Prospectus Supplement dated November 9, 1999 with respect to such notes is attached hereto as Exhibit 99.02.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          7(c)  EXHIBITS

                1.01   Purchase Agreement.

                99.01  Officers' Certificate.

                99.02  Prospectus Supplement.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PARK PLACE ENTERTAINMENT CORPORATION



                                    By:   /s/ Scott A. LaPorta
                                        -------------------------------
                                        Name:   Scott A. LaPorta
Dated:  November 12, 1999               Title:  Executive Vice President and
                                                Chief Financial Officer


                                       3